Harbor Global Value Fund
Supplement to Statement of Additional Information dated August 7, 2006

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The first and second paragraphs on page 26 under Portfolio Holdings Disclosure are hereby replaced with the following:

The Board of Trustees of Harbor Funds has adopted policies and procedures which govern the disclosure of the Funds portfolio holdings and the disclosure of statistical information about the Funds portfolios. These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principal, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Funds non-public portfolio holdings.

These policies and procedures provide that each Funds full list of portfolio holdings is published quarterly, with a 15-day lag, on www. harborfunds.com. Each Funds top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on www.harborfunds.com. This information is available on Harbor Funds web site for the entire quarter.

For purposes of these policies and procedures, portfolio holdings means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. Portfolio holdings does not include information which is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Funds aggregate cash position. Statistical information includes information such as how a Funds portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Funds portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.

While statistical information is not considered portfolio holdings, the policies and procedures adopted by the Board of Trustees of Harbor Funds limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner which is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Funds month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the officers of the Trust and certain employees of Harbor Capital are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Funds recent historical performance.

The policies and procedures adopted by the Board of Trustees of Harbor Funds also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are obligated to maintain the confidentiality of that information and are prohibited from using that non-public information to trade for their own account. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.

PROXY VOTING POLICY

The Proxy Voting Policy on pages 27-28 is hereby replaced with the following:

The Board of Trustees of Harbor Funds has adopted proxy voting policies, procedures and guidelines (the Proxy Voting Guidelines) to govern the voting of proxies by each Harbor fund that invests in equity securities. The Board has delegated the responsibility for the administration of the proxy voting process generally and the voting of the proxies specifically to the Proxy Voting Committee (the Committee) of the Adviser. The Committee is comprised of senior staff of Harbor Capital, including several who also serve either as a Trustee and/or officer of Harbor Funds. The Committee reports directly to the Board. As the investment adviser to each Fund, the Adviser and its staff are subject to a fiduciary duty to act in the best interests of each Fund and its shareholders when carrying out their proxy voting responsibilities on behalf of the Funds. This policy does not permit the Board to delegate voting authority to anyone who does not serve as a fiduciary to the Funds.

Overall Objective. The objective of the Proxy Voting Guidelines established by the Board of Trustees of Harbor Funds is to support proxy proposals and director nominees that maximize the value of a Funds investment in portfolio securities over the long term. While the objective is straight forward, the Funds receive a broad range of proposals that are frequently complex. As a result, the Proxy Voting Guidelines are designed to provide the Committee with a framework for assessing each proposal and delineate factors which the Committee should consider as part of its voting decision. The Committee evaluates each proposal on its own merits taking into account the particular facts and circumstances presented.

The Committee is obligated to vote proxies in a manner which is consistent with its fiduciary duty to act in the best interests of each Fund and its shareholders. Normally, this means that the Committee will cast votes in accordance with the Proxy Voting Guidelines. However, in the event the Proxy Voting Guidelines do not address a particular proposal adequately, the Committee may occasionally vote in a manner which is contrary to the Proxy Voting Guidelines when it believes, based upon an assessment of the facts and circumstances of a particular proposal, that such action is in the best interests of the respective Fund and its shareholders.

The Committee is responsible for making recommendations and providing guidance to the Board as to the nature and scope of the Proxy Voting Guidelines based upon its experience in voting proxies. The Committee is also responsible for apprising the Board of current developments, both from an industry and regulatory perspective, which the Committee believes may affect the Proxy Voting Guidelines or the administration of the proxy voting process by the Committee. Furthermore, the Committee is responsible for reporting to the Board on the proxy voting process, including a summary of the proxy voting results for each Fund and any instance, expected to be rare, in which votes were cast in a manner that were contrary to the Proxy Voting Guidelines.

Voting Process. In order to facilitate the proxy voting process, Harbor Funds and the Adviser have retained Institutional Shareholder Services (ISS), an independent proxy voting agent, to assist in the proxy voting process. ISS is responsible for collecting, reviewing, and analyzing each proxy received by a Fund and notifying the Committee that a proxy vote is required. ISS also provides an analysis of the proxy proposals and specific vote recommendation to assist in the proxy research process. While the Committee will normally take into account the information provided by ISS, the Committee is responsible for making all voting decisions in accordance with the Proxy Voting Guidelines and the Committees fiduciary duty to act in the best interests of each Fund and its shareholders. The Committee is responsible for maintaining appropriate documentation and assuring that it adequately reflects the basis for any vote which is cast in a manner which deviates from the Proxy Voting Guidelines.

Proxy Voting Guidelines. The Board has established the Proxy Voting Guidelines to cover many of the issues that frequently occur in proxy voting. However, the Proxy Voting Guidelines cannot cover all possible voting scenarios or proposals that the Funds may receive. In the absence of a specific guideline, the Committee must evaluate each proposal and vote each proxy in a manner that is consistent with the objective and spirit of these Proxy Voting Guidelines. It is also permissible for the Committee to refrain from voting a proxy if it determines that it would be in the best interests of the Fund and its shareholders to not vote in that instance.
This may arise when voting would result in the imposition of trading or similar restrictions on a Fund or when the expected cost of voting exceeds the benefits of voting.

The following is a summary of the more significant Proxy Voting Guidelines established by the Board:

*	Consideration Given Company Recommendations.  One of the primary factors a Fund portfolio manager considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Proxy Voting Guidelines were developed with the recognition that an operating companys management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the companys board of directors, while staying focused on maximizing shareholder value. Accordingly, the Board believes that the recommendation of the companys board of directors and management on most issues should be given weight in determining how proxy issues should be voted. This reflects the basic investment philosophy that good management is shareholder focused. However, the position of the companys board or directors or management will not be supported in any situation where that position is found not to be in the best interests of the Fund. As a result, the Board expects that the Funds would vote against a proposal recommended by the companys board of directors or management when they conclude that a particular proposal may adversely affect the long term investment merits of owning stock in that portfolio company.

*	Boards of Directors and Director Nominees.  The Funds normally support boards of directors and director nominees of companies with a majority of independent directors and key committees that are comprised entirely of independent directors. The Funds will generally support all directors on the nominating committee when the committee is made up of a majority of independent directors and when the nominating committee is chaired by an independent board member. The Funds will withhold votes from inside directors who serve on the compensation and audit committees, unless the company is majority controlled by such inside director or affiliated beneficial owners. The Funds will generally withhold votes for outside directors that do not meet certain criteria relating to their independence. The Funds will also generally withhold votes from any director that misses more than one fourth of scheduled board meetings, without valid reasons for absences, and will generally withhold votes from directors who sit on an excessive number of public company boards.

The Funds also hold directors accountable for the actions of the committees on which they serve. For example, the Committee will withhold votes for nominees who serve on compensation committees which propose or approve equity based compensation plans that unduly dilute the ownership interests of shareholders or propose or approve compensation plans that appear to be excessive or inappropriate given competitive compensation levels, company performance or other appropriate factors that, in the opinion of the Committee, warrant consideration in evaluating the compensation plan.

The Funds will also generally support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

*	Majority Vote Standard.  The Funds will generally support efforts to implement a majority vote standard for the election of directors. However, the Funds will also take into account the extent to which a company has taken other reasonable steps to achieve the same objective and will generally vote against a majority vote proposal when the Funds believe such other steps are in fact reasonable. For example, the Funds believe that an appropriately tailored director resignation policy adopted by the company (i.e., requiring a director to resign upon receiving a majority withhold vote) would normally achieve the same objective as a majority vote standard for the election of directors.

*	Cumulative Voting.  The Funds will generally vote against cumulative voting proposals on the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the company. Cumulative voting allows a shareholder to cast all of his or her votes for a single director.

*	Approval of Independent Auditors.  The Funds generally support a relationship between a company and its auditors that is limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, cause the auditors independence to be impaired. The Funds will generally support managements recommendation for the ratification of the auditor except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. The Funds will evaluate on a case-by-case basis those situations in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence may have been compromised.

*	Equity-based compensation plans. The Funds support appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, to align the interests of long-term shareholders and the interests of management, employees, and directors. The Funds oppose stock-based compensation plans that substantially dilute fund shareholders ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

*	Anti-Takeover and Corporate Governance Issues.  The Funds believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporations by-laws by a simple majority vote. Accordingly, the Funds support proposals to remove super-majority voting requirements for certain types of proposals. The Funds will vote against proposals to impose super-majority requirements. The Funds also support proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent) and generally vote for proposals to subject poison pills to a shareholder vote.

*	Social and Corporate Policy Issues.  Proposals in this category, frequently initiated by shareholders, typically request that the
company disclose or amend certain business practices.   In general,
the Funds believe that these matters are primarily the responsibility of management. Such matters should be evaluated and approved solely by the corporations board of directors. Generally, the Funds will vote with a companys management on such issues although it may make exceptions where it believes a proposal has significant economic merit that has not been adequately addressed by management and is in the best interests of the Funds and their shareholders.

*	Foreign Companies.  Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which the Funds may invest. The Funds will generally vote proxies for foreign companies in a manner which they believe is consistent with the objective of the Proxy Voting Guidelines which is to maximize the value of a Funds investment in portfolio securities over the long term, while taking into account differing practices by market.

There may be many instances where the Funds elect not to vote proxies relating to foreign securities held by its clients. Many foreign markets require that securities be blocked or re-registered to vote at a companys shareholder meeting. The Funds will normally not vote proxies in foreign markets that require the securities be blocked or re-registered to vote so as to not subject Funds to the loss of liquidity imposed by these requirements unless the proposal is expected to have a significant economic impact on the Funds investments.

In addition, the costs of voting in foreign markets (e.g., including custodian fees and voting agency fees) may be substantially higher than for U.S. holdings. As a result, the Funds may choose not to vote proxies relating to foreign securities held by clients in instances where the issues presented are unlikely to have a material impact on the value of a clients investment in that foreign security.

Conflicts of Interest. The Committee seeks to avoid material conflicts of interest by applying the Proxy Voting Guidelines in an objective and consistent manner across all Funds. Application of the Proxy Voting Guidelines to vote Fund proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Board. Nevertheless, the Committee assesses each proposal on a proposal-by-proposal basis to determine whether any actual or potential conflicts of interest may exist involving the Funds, the Adviser or any of the Committee members.
If an actual or potential conflict is thought to exist, the Committee will carry out its voting responsibilities in a manner which is intended to mitigate that conflict of interest concern.

Proxy Voting Information. Information regarding how each Fund voted proxies relating to securities held by the Fund during the most recent 12 month period ended June 30 is available (1) without charge, on the Funds web site at www.harborfunds.com; and (2) on the Commissions web site at www.sec.gov.

Dated:  January 26, 2007